Exhibit 10.2

TERMINATION OF STOCKHOLDERS AGREEMENT

This Termination of the Stockholders Agreement (as defined below) is made as of April 29, 2014.

RECITALS

WHEREAS, a Stockholders Agreement dated as of August 7, 2012 (the “Stockholders Agreement”) was entered into by and among BLOOMIN’ BRANDS, INC., a Delaware Corporation (the “Company”), the BAIN FUNDS, the CATTERTON FUNDS, and the FOUNDERS (the terms BAIN FUNDS, CATTERTON FUNDS and the FOUNDERS having the same meaning as defined in the Stockholders Agreement);

WHEREAS, pursuant to Section 4.1 of the Stockholders Agreement, the BAIN FUNDS and the CATTERTON FUNDS desire to terminate the Stockholders Agreement in its entirety and the BAIN FUNDS and the Company desire to enter into a new Stockholders Agreement (“New Stockholders Agreement”) concurrently with the termination of the Stockholders Agreement.

AGREEMENT

Therefore, the parties hereto hereby agree as follows:

Termination of Stockholders Agreement.

The Stockholders Agreement is hereby terminated in its entirety effective April 29, 2014, subject to, and effective upon, entering into the New Stockholders Agreement.

In Witness Whereof, each of the BAIN FUNDS and the CATTERTON FUNDS has duly executed this Termination Agreement as of the date first above written.

SIGNATURE PAGES FOLLOW

THE BAIN FUNDS:

BAIN CAPITAL (OSI) IX COINVESTMENT, L.P.

By: Bain Capital Partners IX, L.P.,

Its general partner

By: Bain Capital Investors, LLC,

Its general partner

	By:	/s/ David Humphrey

Name: David Humphrey

Title: Managing Director

BAIN CAPITAL (OSI) IX, L.P.

By: Bain Capital Partners IX, L.P.,

Its general partner

By: Bain Capital Investors, LLC,

Its general partner

	By:	/s/ David Humphrey

Name: David Humphrey

Title: Managing Director

BCIP TCV, LLC

By: Bain Capital Investors, LLC,

Its administrative member

	By:	/s/ David Humphrey

Name: David Humphrey

Title: Managing Director

BAIN CAPITAL INTEGRAL INVESTORS 2006, LLC

By: Bain Capital Investors, LLC,

Its administrative member

By:	/s/ David Humphrey

Name: David Humphrey

Title: Managing Director

BCIP ASSOCIATES-G

By: Bain Capital Investors, LLC,

Its managing partner

By:	/s/ David Humphrey

Name: David Humphrey

Title Managing Director

THE CATTERTON FUNDS:	CATTERTON PARTNERS VI – KANGAROO,
L.P.

	By:	Catterton Managing Partner VI, LLC
General Partner

	By:	CP6 Management, LLC
Managing Member of General Partner

	By:	/s/ J. Michael Chu
Name: J. Michael Chu
Title: Authorized Signatory

CATTERTON PARTNERS VI – KANGAROO
COINVEST, L.P.

	By:	Catterton Managing Partner VI, LLC
General Partner

	By:	CP6 Management, LLC
Managing Member of General Partner

	By:	/s/ J. Michael Chu
Name: J. Michael Chu
Title: Authorized Signatory

COMPANY:	BLOOMIN’ BRANDS, INC.

	By:	/s/ David Deno
Name: David Deno
Title: Chief Financial and Administrative Officer